700 Dibblee Drive
Garden City, New York


                  AGREEMENT TO ASSIGN GROUND LEASE AND SUBLEASE


                  THIS AGREEMENT, made as of this 28th day of November 1997, by and between WALDBAUM, INC., a New York corporation, with offices at 2 Paragon Drive, Montvale, New Jersey 07645 (hereinafter called "Assignor"), and Di GIORGIO CORPORATION, a Delaware corporation, having its principal office at 380 Middlesex Avenue, Carteret, New Jersey 07008 (hereinafter called "Assignee"),

                               W I T N E S S E T H

                  WHEREAS, United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of August 31, 1950 for United States Steel Corporation NonContributory Pension Plan and United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of February 15, 1951 for United States Steel Corporation Contributory Pension Plan, as Landlord, and Waldbaum in Roosevelt Field, Inc., as Tenant, entered into a certain ground lease dated October 24, 1963 and recorded in the Office of the Clerk of Nassau County, New York on October 25, 1963 in Deed Book 7219, at Page 231, as amended by agreement dated December 18, 1963 and recorded in the Office of the Clerk of Nassau County, New York on October 8, 1964 in Deed Book 7324, at Page 409 (hereinafter collectively called the "Ground Lease") covering certain Premises (as defined in the Ground Lease) in Hempstead, Nassau County, New York designated as Section 44, Block 72, Lot 6 and 7 on the Land Map of Nassau County and commonly known as 700 Dibblee Drive, Garden City, New York, all as more particularly described in the Ground Lease; and

                  WHEREAS, Assignor succeeded to the interest of Waldbaum in Roosevelt Field, Inc. pursuant to a certain assignment dated December 17, 1976 recorded on December 23, 1976 in the Office of the Clerk of Nassau County, New York in Deed Book 9009, at Page 367; and

                  WHEREAS, Assignor, as Landlord, and Sysco Corporation, as Tenant, entered into a certain sublease dated July 19, 1973 covering the Premises which sublease was amended and supplemented by Amendment No. 1 dated December 16, 1976, a memorandum of which was recorded on December 23, 1976 in Deed Book 9009, at Page 369, Agreement dated December 16, 1976 by and among Sysco Corporation, Assignor and New York Life Insurance Company recorded on December 23, 1976 in Deed Book 9009, at Page 376, Agreement dated August 3, 1992 by and among New York Life Insurance Company, WRGFF Associates, L.P., White Rose Frozen Food, Inc., Assignor, and Sysco Corporation recorded in Liber 14807, Page 873 (the "1992 Agreement") and Certification And Agreement dated August 3, 1992 by and among Assignor, Sysco Corporation, WRGFF Associates, L.P., and White Rose Frozen Food, Inc. recorded in Liber 10265, Page 625 (the "Certification") (hereinafter collectively called the "Sublease" or "First Sublease"); and

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



                  WHEREAS, Sysco Corporation, as Sublandlord, and WRGFF Associates, L.P., as Subtenant, entered into a certain sublease dated August 3, 1992, a memorandum of which was recorded in Liber 10265, Page 611 (hereinafter called the "Second Sublease") covering the Premises; and

                  WHEREAS, WRGFF Associates, L.P., as Sublandlord, and White Rose Frozen Food, Inc. ("White Rose"), as Subtenant, entered into a Sub-Sublease dated August 3, 1992, a memorandum of which was recorded in Liber 10265, Page 597 (hereinafter called the "Third Sublease") covering the Premises; and

                  WHEREAS, DIG Holding Corp. ("DIG"), Assignee and White Rose ("WRF") guaranteed the obligations of the Second Sublease and Third Sublease pursuant to certain guaranties dated August 3, 1992; and

                  WHEREAS, DIG, WRF and White Rose have been merged into Assignee, which is under common control with WRGFF Associates, L.P.; and

                  WHEREAS, New York Life Insurance Company, a New York corporation, is the holder of a certain Consolidation, Modification and Extension Agreement executed and delivered by Assignor dated December 17, 1976, recorded on December 23, 1976 in the County Clerk's Office, Nassau County, New York in Mortgage Book 9784, at Page 493 and the notes and mortgages described therein together with Assignment dated December 17, 1976 with respect to the First Sublease, Assignment dated August 3, 1992 with respect to the Second Sublease and Third Sublease and certain other documents executed and delivered in connection with the execution and delivery of the mortgage (being hereinafter collectively referred to as the "Leasehold Mortgage"); and

                  WHEREAS, Assignor desires to assign the Ground Lease and First Sublease and Assignee desires to take assignments of the Ground Lease and First Sublease upon the terms and conditions provided for in this Agreement,

                  NOW, THEREFORE, the parties hereto in consideration of the mutual promises and covenants herein contained and intending to be legally bound, do hereby agree as follows:

                  1. Assignment of Ground Lease and First Sublease. The Ground Lease shall be assigned to Assignee by execution of a Ground Lease Assignment and Assumption Agreement in the form of Exhibit "A" attached hereto (hereinafter called the "Ground Lease Assignment") to be executed by the parties effective as of the Closing Date. Assignee shall accept the Premises on the Closing Date in its then "AS IS" condition and Assignor shall have no obligation to make any repairs or replacements to the Premises. The Ground Lease is being assigned to Assignee subject to:


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                  (a) The lien of the Leasehold  Mortgage  which  Assignor shall continue to be responsible to pay pursuant to Article 2 below;

                  (b) Agreement dated September 18, 1980 recorded in the Office of the Clerk of Nassau County, New York on August 10, 1981 in Deed Book 9358, at Page 249 (hereinafter called the "Adjacent Well Restrictions Agreement"); and

                  (c) the First Sublease, the Second Sublease and the Third Sublease (collectively called the "Subleases").

The First Sublease shall be assigned to Assignee by execution of a Sublease Assignment and Assumption Agreement in the form of Exhibit "B" attached hereto (hereinafter called the "Sublease Assignment Agreement") to be executed by the parties effective as of the Closing Date.

Assignee shall, at Closing, assume all of Assignor's obligations and liabilities under the Ground Lease and under the First Sublease pursuant to the Ground Lease Assignment and Sublease Assignment Agreement.

The provisions of this Article 1 shall survive Closing.

                  2. Leasehold Mortgage. Assignor will continue to pay the interest and principal payments under the Leasehold Mortgage out of the interest payments to be paid by Assignee to Assignor under the Promissory Note to be delivered as part of the Purchase Price as provided for in Article 3 below. Assignor shall have the right to pay off the Leasehold Mortgage before the Maturity Date (as defined in the Promissory Note). Assignor may also, at its option, take an assignment of the Leasehold Mortgage rather than a satisfaction of the Leasehold Mortgage if it pays off the mortgage before the Maturity Date. Assignee hereby acknowledges that the Leasehold Mortgage cannot be prepaid prior to February 10, 1998. In the event that the Leasehold Mortgage is not paid and discharged prior to the date which is the later of (a) the Maturity Date, or (b) February 10, 1998, then Assignee may thereafter use a portion of the proceeds from the Promissory Note to pay off and discharge the Leasehold Mortgage on the Maturity Date.

                  3.       Purchase Price.

                  A. As and for the purchase price (the "Purchase Price") of the Assignor's leasehold interests in the Premises, Assignee shall pay to Assignor the sum of Nine Million and 00/100 ($9,000,000.00) Dollars payable as follows:

                           (1) One Million  Eight  Hundred  Thousand  and 00/100
                  ($1,800,000.00) Dollars to be paid by Assignee to Assignor at Closing by check (or checks), subject to collection or other transfer of funds as Assignor shall accept; and

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                           (2) Seven  Million  Two Hundred  Thousand  and 00/100
                  ($7,200,000.00) Dollars payable under a certain promissory note (the "Promissory Note") in the form of Exhibit "C" attached hereto bearing interest at the rate of six and 2/3 percent (6 2/3%) per annum, with interest (only) in advance to be paid in equal monthly installments of Forty Thousand Twenty and 00/100 ($40,020.00) Dollars commencing on December 1, 1997 and on the first day of each and every month thereafter until the Maturity Date with the unpaid balance of the principal and interest to be due and payable on the Maturity Date.

                  4. Broker. Each party represents and warrants to the other party that it has dealt with no broker or other person entitled to claim fees for any services in connection with the negotiation, execution and delivery of this Agreement. Each party agrees to defend, indemnify and hold the other party harmless from and against any and all claims for finder's fees or brokerage or other commission which may at any time be asserted against the indemnified party founded upon a claim that the substance of the aforesaid representation of the indemnifying party is untrue, together with any and all losses, damages, costs and expenses (including reasonable attorneys' fees) relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision. The provisions of this Article 4 shall survive Closing.

                  5. Representations, Warranties and Agreements of Assignor. As a material inducement to Assignee to enter into this Agreement and to proceed to the Closing hereunder, Assignor makes to Assignee the following representations and warranties which shall be true and correct on the Closing Date:

                  A. Assignor is a corporation duly incorporated and in good standing under the laws of the State of New York, with the power and authority to carry on the business in which it is engaged.

                  B. Assignor is duly authorized, in accordance with its Certificate of Incorporation and By-Laws, to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby.

                  C. The Ground Lease is in full force, Assignor has received no notice of default from the ground lessor under the Ground Lease, the rent and all other charges accrued under the Ground Lease have been paid through November 30, 1997 (or will be paid by Assignor through November 30, 1997) and to the best knowledge and belief of Assignor, no event has occurred which, with the passage of time or the giving of notice, would constitute a default by Assignor as tenant under the Ground Lease. The Ground Lease has not been modified or amended except as set forth above. Assignor continues to be the tenant under the Ground Lease and Assignor has made no prior assignments of such interest except to the holder of the Leasehold Mortgage.


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



                  D. The First Sublease is in full force, Assignor has received no notice of default from the Subtenant under the First Sublease, and to the best knowledge and belief of Assignor, no event has occurred which, with the passage of time or the giving of notice, would constitute a default by Assignor as sublandlord under the First Sublease and the First Sublease has not been modified or amended except as set forth above and Assignor continues to be the sublandlord under the First Sublease and Assignor has made no prior assignments of its interests except to the holder of the Leasehold Mortgage.

                  6. Representations Warranties and Agreements of Assignee. As a material inducement to Assignor to enter into this Agreement and to proceed to Closing hereunder, Assignee makes the following representations and warranties to and with Assignor which shall be true and correct on the Closing Date.

                  A. Assignee is a corporation duly incorporated and in good standing under the laws of the State of Delaware, with the power and authority to carry on the business in which it is engaged.

                  B. Assignee has all requisite corporate power and authority and is fully authorized to enter into and perform its obligations under this Agreement and to carry out the transaction contemplated hereby.

                  7. Closing. Closing of this transaction shall, subject to the terms of this Agreement, take place at the office of Beattie Padovano, 50 Chestnut Ridge Road, Montvale, New Jersey 07645 on or as of November 28, 1997, which is hereinabove or hereinafter referred to as the "Closing Date" or "Closing."

                  8. Deliveries by Assignor at Closing. At Closing, Assignor will deliver or cause to be delivered to Assignee the following:



                  A. Duly executed, witnessed and acknowledged Ground Lease Assignment in the form of Exhibit A;

                  B.  Duly  executed,   witnessed  and   acknowledged   Sublease
Assignment Agreement in the form of Exhibit B;

                  C. Duly executed Closing Statement as set forth on Exhibit D attached --------- hereto;

                  D. A copy of the resolution of the Board of Directors of Assignor authorizing the approval, execution and delivery to Assignor of all documents required hereunder and a certification by the Secretary or other officer of Assignee certifying such resolution together with an incumbency certificate;


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



                  E. Such other and further documents as may be reasonably required by the terms of this Agreement or may be reasonably necessary or incidental to consummating the transactions contemplated hereby.

                  9. Deliveries by Assignee at Closing. At Closing, Assignee will deliver or cause to be delivered to Assignor the following:

                  A. Duly executed, witnessed and acknowledged Ground Lease Assignment in the form of Exhibit A;

                  B.  Duly  executed,   witnessed  and   acknowledged   Sublease
Assignment Agreement in the form of Exhibit B;

                  C. An amount equal to One Million Eight Hundred Thousand and 00/100 ($1,800,000.00) Dollars representing the portion of the Purchase Price due at Closing;

                  D. A copy of the resolution of the Board of Directors of Assignee authorizing the approval, execution and delivery to Assignor of all documents required hereunder and a certification by the Secretary or other officer of Assignee certifying such resolution together with an incumbency certificate;

                  E. A duly executed and witnessed Promissory Note in the form of Exhibit C, as provided for in Section 3A(2) hereof;

                  F. Duly executed Closing Statement as set forth on Exhibit D attached --------- hereto;

                  G. Such other and further documents as may be reasonably required by the terms of this Agreement or may be reasonably necessary or incidental to consummating the transactions contemplated hereby.

                  10.      Assumption of Certain Liabilities of Assignor.

                  A. Assignee shall, at Closing, assume all of Assignor's obligations and liabilities accruing under the Ground Lease from and after the Closing pursuant to the Ground Lease Assignment. Assignee shall, at Closing, assume all of Assignor's obligations and liabilities accruing under the Sublease from and after the Closing pursuant to the Sublease Assignment Agreement.

                  B. Assignee shall pay all sales, transfer, use and similar taxes if and to the extent the same may be applied to the assignment by Assignor to Assignee of the Ground Lease and/or Sublease or otherwise to the transactions evidenced hereby or any incident thereof to the appropriate taxing authority including, without limitation, the New York Real Property Transfer

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



Tax. Assignee agrees to defend, indemnify and hold harmless Assignor from and against any and all losses, damages, costs and expenses, including reasonable attorneys' fees, suffered by Assignor by reason of or arising from Assignee's failure to comply with the provisions of this Section.

                  C. The provisions of this Article 10 shall survive Closing.

                  11. Apportionments. Assignor and Assignee agree that the apportionments for this transaction shall be made as set forth on the Closing Statement attached hereto as Exhibit D. In addition, the rent and additional rent under the Ground Lease and Sublease shall be apportioned as of the Closing Date. The additional rent payable under the Ground Lease is a pass through under the Sublease. Assignee's affiliates are in occupancy under sub-subleases and ultimately responsible for all additional rent. As a result, any additional rent charges which become due and payable for the period up to the Closing will be paid by Assignee or its affiliates upon demand by Assignor.

                  12. Further Assurances. Assignor and Assignee each agrees to execute and deliver all other instruments and take all other action as the other party may reasonably request from time to time, before or after Closing, in order to effectuate the transactions provided for herein, including, without limitation, the execution of any necessary transfer tax returns or other necessary documents.

                  13.      Notices.

                  A. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by registered or certified mail with postage prepaid, return receipt requested, or deposited, prepaid, with an overnight delivery service addressed as follows:

         (a)  If to Assignor, to: The Great Atlantic & Pacific Tea Company, Inc.
                                  2 Paragon Drive
                                  Montvale, New Jersey 07645
                                  Attn.: Robert G. Ulrich, Esq.
                                         Sr. Vice President, General Counsel

                                  The Great Atlantic & Pacific Tea Company, Inc. 90 Delaware Avenue
                                  Paterson, New Jersey 07503-1804
                                  Attn.: Richard J. Scola, Esq.
                                         Corporate Vice President,
                                         Assistant General Counsel
                                         and Assistant Secretary


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



                  with a copy to: Martin W. Kafafian, Esq.
                                  Beattie Padovano
                                  50 Chestnut Ridge Road
                                  P.O. Box 244
                                  Montvale, New Jersey 07645-0244


         (b)  If to Assignee, to: Di Giorgio Corporation
                                  380 Middlesex Avenue
                                  Carteret, New Jersey 07008
                                  Attn.: Richard B. Neff
                                         Executive Vice President/
                                         Chief Financial Officer

                  with a copy to: Margaret F. Black, Esq.
                                  Sills, Cummis, Zuckerman, Radin,
                                  Tischman, Epstein & Gross, P.A.
                                  1 Riverfront Plaza
                                  Newark, New Jersey 07102

or to such other addresses as shall be furnished in writing by either party to the other.

                  B. Any notice or other communication delivered or sent in accordance with the provisions of this Article shall be deemed to have been properly given or served on the day of delivery, if delivered by hand or courier service, or, if mailed, on the date of receipt or rejection as evidenced by the green receipt card, if deposited in the United States mail addressed to such party by registered or certified mail, postage prepaid, return receipt requested.

                  14.      Miscellaneous.

                  A. This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by Assignor and Assignee.

                  B. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

                  C. The paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraph.

                  D. The Exhibits referred to in this Agreement are deemed to be annexed to this Agreement and made a part hereof as though set forth in the body of this Agreement.


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                  E.  This  Agreement  shall be  governed  by and  construed  in accordance with the law of the State in which the Premises is located.

                  F.  This   Agreement   may  be   executed  in  any  number  of
counterparts, each of which shall be deemed to be one and the same instrument.

                  G. Assignee hereby acknowledges receipt of a copy of the Ground Lease, Sublease and Leasehold Mortgage.

                  15. Survival. Notwithstanding any presumption to the contrary, all covenants, conditions and representations contained in this Agreement, which by their nature, impliedly or expressly, involve performance, in any particular, after Closing, or which cannot be ascertained to have been fully performed until after Closing, shall survive Closing. This provision shall be effective as to all such covenants, conditions and representations, notwithstanding that as to some of them, it may be expressly stated that they survive.

                  16.   Assignment.   This   Agreement   may  not  be  assigned,
transferred or conveyed by Assignee without the prior written consent of Assignor.

                  17. No Warranties or Representations by Assignor. Assignee acknowledges and agrees that, except as expressly set forth in this Agreement, neither Assignor nor any agent or representative of Assignor has made, and Assignor is not liable or responsible for or bound in any manner by any express or implied representations, warranties, covenants, agreements, obligations, guarantees, statements, information or inducements pertaining to the Premises, the Ground Lease, Sublease or any part hereof, the title and physical condition thereof, the quantity, character, fitness and quality thereof, merchantability, fitness for particular purpose, the income, expenses or operation thereof, the value and profitability thereof, the uses which can be made thereof or any other matter or thing whatsoever with respect thereto. Assignee acknowledges, agrees, represents and warrants that it has had the opportunity and has in fact inspected the Premises, that its predecessors and/or affiliates have been in possession of the Premises pursuant to the Second Sublease and Third Sublease and that it has had access to information and data relating to all of same as Assignee has considered necessary, prudent, appropriate or desirable for the purposes of this transaction and, without limiting the foregoing, that Assignee and/or Assignee's agents and representatives have independently inspected, examined, analyzed and appraised all of same, including the condition, value and profitability thereof. Without limiting the foregoing, Assignee acknowledges and agrees that, except as expressly set forth in this Agreement, Assignor is not liable or responsible for or bound in any manner by (and Assignee has no relief upon) any verbal or written or supplied guarantees, statements, information or inducements pertaining to the Premises or any part hereof, such condition and such operation and any other information respecting same furnished by or obtained from Assignor or any agent or representative of Assignor. Without limiting the foregoing, Assignor acknowledges and agrees that Assignee is accepting an assignment of the Ground Lease for the Premises in its "AS IS" condition.

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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

WITNESS:                                    WALDBAUM, INC.

                                            By:
                                                Vice President


WITNESS:                                    Di GIORGIO CORPORATION


                                            By:
                                            Title:


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



700 Dibblee Drive
Garden City, New York

                                   EXHIBIT "A"


                GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT


         WALDBAUM, INC., a New York corporation, having an address at Two Paragon Drive, Montvale, New Jersey 07645 (hereinafter called "Assignor"), for good and valuable consideration to Assignor in hand paid by Di GIORGIO
CORPORATION, a Delaware corporation, having its principal office at 380 Middlesex Avenue, Carteret, New Jersey 07008 (hereinafter called "Assignee"), the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements and undertakings of Assignee hereinafter set forth, has granted, conveyed, transferred and assigned, and by these presents does grant, convey, transfer and assign unto the said Assignee, all of Assignor's leasehold estate and rights, title and interest under that certain ground lease dated October 24, 1963 between United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of August 31, 1950 for United States Steel Corporation Non-Contributory Pension Plan and United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of February 15, 1951 for United States Steel Corporation Contributory Pension Plan, as Landlord, and Assignor as successor in interest to Waldbaum in Roosevelt Field, Inc., as Tenant, pursuant to a certain assignment dated December 17, 1976 recorded on December 23, 1976 in the Office of the Clerk of Nassau County, New York in Deed Book 9009, at Page 367, which lease was recorded in the Office of the Clerk of Nassau County, New York on October 25, 1963 in Deed Book 7219, at Page 231, as amended by agreement dated December 18, 1963 and recorded in the Office of the Clerk of Nassau County, New York on October 8, 1964 in Deed Book 7324, at Page 409 (hereinafter collectively called the "Ground Lease") covering certain Premises (as defined in the Ground Lease) in Hempstead, Nassau County, New York designated as Section 44, Block 72, Lot 6 and 7 on the Land Map of Nassau County and commonly known as 700 Dibblee Drive, Garden City, New York, all as more particularly described in the Ground Lease,

         TOGETHER WITH all of Assignor's right, title and interest in and to the Premises,

         TO HAVE AND TO HOLD unto said Assignee said leasehold estate and all the aforesaid rights, title and interests. Assignor warrants that it holds a good leasehold estate in the Premises.

         Assignee hereby assumes and agrees to perform and observe all the undertakings, obligations and covenants to be performed or observed from and after this date by the lessee or tenant under the Ground Lease, including, without limiting the generality of the foregoing, the payment of all rent, insurance, real estate taxes, impositions and additional rent, if any, to accrue or become due from and after this date under the Ground Lease. Assignee accepts the terms and conditions of the Ground Lease and further agrees to indemnify Assignor and hold Assignor

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                                      - 1 -
harmless with respect to any expense or liability, including, without limitation, court costs and reasonable attorneys' fees, which Assignor may incur as a result of a breach or default by Assignee of its covenants herein and in connection with the enforcement of this indemnity.

         This instrument is subject to Section 13 of the Lien Law of the State of New York.

         Dated as of the 28th day of November, 1997.

WITNESS:                                    WALDBAUM, INC.


                                            BY:
                                               Vice President


WITNESS:                                    Di GIORGIO CORPORATION


                                            By:
                                            Title:


                                                                        11-21-97
65215_3\097856
                                      - 2 -

STATE OF                            )
                                    ) SS:
COUNTY OF                           )

         ON THIS day of , 19 , before me, the subscriber, personally ------- ----------------------------------- ----- came to me known, who, being by me duly sworn, did depose ----------------------------------------------------- and
say that he resides at ,  ----------------------------------------------  , that he is the President of WALDBAUM, INC., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


                                                              Notary Public



STATE OF                            )
                                    ) SS:
COUNTY OF                           )

         ON THIS day of , 19 , before me, the subscriber, personally ------- ----------------------------------- ----- came to me known, who, being by me duly sworn, did depose ----------------------------------------------------- and
say            that            he             resides            at            ,
-----------------------------------------------------------------  ,  that he is the President of Di GIORGIO CORPORATION, the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


                                                              Notary Public

                                                                        11-21-97
65215_3\097856
                                      - 3 -

700 Dibblee Drive
Garden City, New York

                                   EXHIBIT "B"


                  SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT


         WALDBAUM, INC., a New York corporation, having an address at Two Paragon Drive, Montvale, New Jersey 07645 (hereinafter called "Assignor"), for good and valuable consideration to Assignor in hand paid by Di GIORGIO
CORPORATION, a Delaware corporation, having its principal office at 380 Middlesex Avenue, Carteret, New Jersey 07008 (hereinafter called "Assignee"), the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements and undertakings of Assignee hereinafter set forth, has granted, conveyed, transferred and assigned, and by these presents does grant, convey, transfer and assign unto the said Assignee, all of Assignor's subleasehold estate and rights, title and interest under that certain sublease dated July 19, 1973 between Assignor, as Landlord, and Sysco Corporation, as Tenant, which sublease was amended and supplemented by Amendment No. 1 dated December 16, 1976, a memorandum of which was recorded on December 23, 1976 in Deed Book 9009, at Page 369, Agreement dated December 16, 1976 by and among Sysco Corporation, Assignor and New York Life Insurance Company recorded on December 23, 1976 in Deed Book 9009, at Page 376, Agreement dated August 3, 1992 by and among New York Life Insurance Company, WRGFF Associates, L.P., White Rose Frozen Food, Inc., Assignor, and Sysco Corporation recorded in Liber 14807, Page 873 and Certification And Agreement dated August 3, 1992 by and among Assignor, Sysco Corporation, WRGFF Associates, L.P., and White Rose Frozen Food, Inc. recorded in Liber 10265, Page 625 (hereinafter collectively called the "Sublease") covering certain premises in Hempstead, Nassau County, New York designated as Section 44, Block 72, Lot 6 and 7 on the Land Map of Nassau County and commonly known as 700 Dibblee Drive, Garden City, New York, all as more particularly described in the Sublease (hereinafter called the "Demised Premises"),

         TO HAVE AND TO HOLD unto said Assignee all of the aforesaid rights, title and interest.

         Assignee hereby assumes and agrees to perform and observe all the undertakings, obligations and covenants to be performed or observed from and after this date by the landlord or sublandlord under the Sublease to accrue or become due from and after this date under the Sublease. Assignee accepts the terms and conditions of the Sublease and further agrees to indemnify Assignor and hold Assignor harmless with respect to any expense or liability, including, without limitation, court costs and reasonable attorneys' fees, which Assignor may incur as a result of a breach or default by Assignee of its covenants herein and in connection with the enforcement of this indemnity.


                                                                        11-21-97
65215_3\097856
                                      - 1 -

         This instrument is subject to Section 13 of the Lien Law of the State of New York.

         Dated as of the 28th day of November, 1997.

WITNESS:                                    WALDBAUM, INC.


                                            BY:
                                                                  Vice President


WITNESS:                                    Di GIORGIO CORPORATION


                                            By:
                                            Title:



                                                                        11-21-97
65215_3\097856
                                      - 2 -

STATE OF                            )
                                    ) SS:
COUNTY OF                           )

         ON THIS day of , 19 , before me, the subscriber, personally ------- ----------------------------------- ----- came to me known, who, being by me duly sworn, did depose ----------------------------------------------------- and
say            that            he             resides            at            ,
-----------------------------------------------------------------  ,  that he is the President of WALDBAUM, INC., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


                                                              Notary Public



STATE OF                            )
                                    ) SS:
COUNTY OF                           )

         ON THIS day of , 19 , before me, the subscriber, personally ------- ----------------------------------- ----- came to me known, who, being by me duly sworn,  did depose  ----------------------------------------------  and say
that he resides at ,  --------------------------------------------------  , that he is the President of Di GIORGIO CORPORATION, the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


                                                              Notary Public

                                                                        11-21-97
65215_3\097856
                                      - 3 -